UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)          May 31, 2006
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                         MORGAN STANLEY CAPITAL I INC.
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            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                   333-130684-05              13-3291626
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)           Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                             10036
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code        (212) 761-4700
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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     On May 31, 2006, a pooling and servicing agreement dated as of May 1,
2006 (the "Pooling and Servicing Agreement"), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), and LaSalle Bank National Association as trustee (the "Trustee"). The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2006-8AR (the "MSM 2006-8AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-8AR (the "Certificates"). Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 3-A, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 6-A-1, Class 6-A-2, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class II-B-1, Class II-B-2, Class II-B-3, Class III-B-1, Class III-B-2, Class III-B-3 and Class A-R (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of May 25, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The remaining classes of the Certificates, designated as Class OC, Class II-B-4, Class II-B-5, Class II-B-6, Class III-B-4, Class III-B-5, Class III-B-6, Class P-1 and Class P-2 (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of May 31, 2006 (the "Certificate Purchase Agreement").

     The mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of May 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 and a servicing agreement dated as of February 1, 2004, respectively, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MSCC, the Master Servicer and the Trustee (collectively, the "MSCC Purchase Agreement"). Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc. ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among the Registrant, MSMCI, MortgageIT, the Master Servicer and the Trustee (collectively, the "MSCC Purchase Agreement"). Certain of the mortgage loans were acquired by MSMCI from Wachovia Mortgage Corporation ("Wachovia") as seller pursuant to a mortgage loan purchase agreements dated as of September 1, 2004 and February 28, 2005, respectively, each as amended by the Assignment, Assumption and Recognition Agreements dated as of May 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (collectively, the "Wachovia Purchase Agreements"). The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCI via mortgage loan purchase agreements with originators


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constituting 10% or less of the total pool of MSM Mortgage Loans (the
"Underlying Purchase Agreements" and along with the MSCC Purchase Agreement, Wachovia Purchase Agreements, the "Purchase Agreements").

     Each of the Purchase Agreements contains representations and warranties made by the related seller (MSCC, Wachovia or an originator whose loans constitute less than less than 10% of the total pool of MSM Mortgage Loans) to MSMCI and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCI.

     The MSMCI Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCI to the Depositor with respect to the Mortgage Loans sold by MSMCI to the Depositor.

     Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 (collectively, the "GMACM Servicing Agreement"). Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by Wells Fargo Bank, National Association ("Wells Fargo Servicer") pursuant to a servicing agreement dated as of April 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 (collectively, the "Wells Fargo Servicing Agreement"). The remaining loans are serviced by the respective originators from whom the loans were purchased, pursuant to the terms of the respective Purchase Agreements by which the loans were purchased.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on May 31, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2006-8AR. The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2006-8AR.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 1, 2006


                                    MORGAN STANLEY CAPITAL I INC.


                                    By: /s/ Valerie Kay
                                        --------------------------------
                                    Name:   Valerie Kay
                                    Title: Executive Director



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